AFL-CIO HOUSING INVESTMENT TRUST

Construction Jobs Report

THANK YOU TO OUR INVESTORS



Your investments in the HIT helped us create nearly 18,500 union construction jobs on 65 projects in 30 cities in just five years, through our Construction Jobs Initiative.

With your continued support we intend to achieve our goal of reaching 25,000 union construction jobs before the end of 2015. We look forward to further success in investment performance, job creation, and rebuilding America's communities.

Steve Coyle, *CEO*



WHY WE SUPPORT THE HIT



The AFL-CIO Housing Investment Trust (HIT) is among the leaders in creating union construction jobs. The HIT is one of the only funds that utilizes union pension investments to provide competitive fixed income returns to pension plan investors, while also financing construction projects that help keep our members working and revitalize America's communities.

Since 2009, at the height of the jobs crisis, the HIT has financed 65 new construction and substantial rehabilitation projects in 30 cities to create nearly 18,500 jobs for our members. These union-built projects address urgent needs for affordable housing, healthcare and other facilities – projects we are proud to build.

We have many choices about how we invest our pension capital. The HIT can be a prudent choice for union pension plans seeking competitive fixed-income returns along with union job creation and community development. I urge pension trustees to weight the choices they have and consider an investment in the HIT.

Sean McGarvey
President, North America's Building Trades Unions & HIT Trustee

Construction Jobs Initiative • *since 2009* • nearly 18,500 union construction jobs • 65 projects • 30 cities • $1.63 billion of HIT capital • $3.66 billion total development value • 21,276 housing units • 13,700 additional community jobs



"I want to thank the HIT....It's good to see union pension capital being invested in projects that create family-supporting jobs for our members while also preserving low-cost housing that our community needs."

—**Marty Walsh**, Mayor of Boston; Then-Secretary-Treasurer, Metropolitan District BCTC

"Every shovel of dirt that comes out of there 'till the finish of the building is all done 100% union by the members of the Chicago and Cook County Building Trades, because HIT requests that."

—**Tom Villanova**, President, Chicago and Cook County BCTC





"We can bring in a non-union contractor, sign them to a union agreement for that job, and bring in not only those people to work under the agreement, but also members out of the hall. They all get a real taste of what it's like working union."

—**Neal Hall**, Business Manager, Colorado BCTC

"The infusion of money that the HIT brings…it makes for good development to help put our people back to work."

—**Ron Miller,** Executive Secretary, Los Angeles/Orange Counties BCTC





"To be able to do these projects and know they're union from top to bottom, of the highest quality, profitable, good-paying, it's just a great experience."

—**James Boland**, BAC President, HIT Trustee

"I cannot emphasize enough the importance of considering an investment in the HIT so that our pension funds can put our members to work, create [contributions] into our funds, and ultimately build communities."

—**Gary LaBarbera,** President, Greater New York BCTC





"HIT has been a great boost for the City of St. Paul and the whole metropolitan region in Minnesota....It has brought hundreds of jobs to the metro area and continues to do it. HIT is a great program."

—Harry Melander, Executive Secretary, St. Paul BCTC



"In these tough economic times, the good union construction jobs created by this project are a godsend for our members."

—Patrick Kelleher, President, Hudson County, NJ, BCTC



"The HIT has really stepped up...and helped create jobs with the downturn in the economy and got members back to work, making their pension contributions, and giving that money back, it's just a great deal for everybody. HIT is a winner. The members are a winner. And the public is a winner."

—Dan McConnell, Business Manager, Minneapolis BCTC



"Coquille Valley Hospital is an important part of this community, and I'm proud that the new facility will be built 100% union."

—Pat Smith, Secretary-Treasurer,
Lane, Coos, Curry and Douglas Counties, Oregon, BCTC



"To know that those jobs are being provided by the HIT, and putting that money back into our pension funds and back into the economy and into the households of the families in the union construction trades in Pennsylvania – that has been a windfall for us."

—Frank Sirianni, President, Pennsylvania State BCTC



"The AFL-CIO Housing Investment Trust's investment in Arc Light…Potrero Launch…and then in 333 Harrison … helped us through and out of the recession."

—Michael Theriault, Secretary-Treasurer, San Francisco BCTC

HIT CONSTRUCTION JOBS INITIATIVE 65 PROJECTS FINANCED SINCE 2009

CALIFORNIA: 101 POLK • 333 HARRISON • ARC LIGHT • POTRERO LAUNCH COLORADO: STOUT STREET HEALTH CTR. ILLINOIS: 2101 SOUTH MICHIGAN APARTMENTS • BRONZEVILLE SENIOR APARTMENTS • HAZEL WINTHROP APARTMENTS • LAWNDALE TERRACE • LIBERTY MEADOWS ESTATES II • MONTCLARE SENIOR RESIDENCES @ AVALON PARK • PARKWAY LAKESIDE APARTMENTS • PAUL STEWART I & II • RANDOLPH TOWER CITY APARTMENTS • VICTORY CENTRE AT SOUTH CHICAGO • VILLAS AT CRYSTAL LAKE MASSACHUSETTS: 225 CENTRE ST. • BLACKSTONE APARTMENTS • CARING HEALTH CENTER • CHARLESVIEW APARTMENTS • DUDLEY MUNICIPAL CENTER • FRANKLIN PARK APARTMENTS • FRANKLIN SQUARE APARTMENTS • GEORGETOWNE HOMES ONE • GEORGETOWN HOMES TWO • MA GREEN HIGH PERFORMANCE COMPUTING CTR. • OLD COLONY • OLD COLONY 2A • OLD COLONY 2B • REGENCY TOWER • SQUANTUM GARDENS • WASHINGTON BEECH MINNESOTA: APPLEWOOD POINTE OF BLOOMINGTON • APPLEWOOD POINTE OF ROSEVILLE • ELLIPSE ON EXCELSIOR • FIVE 15 ON THE PARK • FLO CO FUSION • INVER GLEN SENIOR HOUSING • RIVERSIDE PLAZA • SOLHEM HOUSE • THE PENFIELD • THE WALKWAY APARTMENTS • WEST SIDE FLATS APARTMENTS • YORKDALE TERRACE TOWNHOMES MISSOURI: HOLY INFANT & ST. JOSEPH APARTMENTS • COUNCIL TOWER SENIOR APARTMENTS • PARK PACIFIC • THE LAUREL NEW JERSEY: COOPER CANCER INSTITUTE • HALSEY ST. TEACHERS VILLAGE • MACMAHON STUDENT CENTER NEW YORK: AMALGAMATED • WARBASSE HOUSING • CUNY GRADUATE CENTER • DEMPSEY • DOUGLASS PARK • ELECTCHESTER HOUSING COMPANIES • ELIZABETH SETON PEDIATRIC CENTER • NY PRESBYTERIAN HOSPITAL • NYCHA BONDS • PENN SOUTH COOPERATIVE • ROSWELL PARK CANCER INSTITUTE OHIO: MAYFIELD MANOR OREGON: COQUILLE VALLEY HOSPITAL PENNSYLVANIA: PASEO VERDE WISCONSIN: THE MODERNE

Investors should consider the HIT's investment objectives, risks, and expenses carefully before investing. A prospectus containing this and other more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

March 2014